Names of Subscribers:
Richard P. Kiphart
Andrew Gluck
David Valentine
Rebecca Kiphart
Arthur Hill

SUBSCRIPTION AGREEMENT

Boston Biomedica, Inc.
375 West Street
West Bridgewater, Massachusetts 02379
December 6, 2001

Gentlemen:

        The undersigned persons (collectively, the “Investors”), by executing this Subscription Agreement, hereby subscribe for the number of shares of Common Stock, $0.01 par value per share (the “Common Stock”), of Boston Biomedica, Inc., a Massachusetts corporation (the “Company”) set forth in paragraph 2 and agree to be bound by the terms and conditions hereof.

        1.         Acknowledgement of Receipt. Each of the Investors acknowledges receipt of a copy of the Company’s Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 2000 (the “Annual Report”), 2000 Annual Report to Stockholders, Proxy Statement for the Annual Meeting of Stockholders held on June 21, 2001, Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, and the Registration Statements filed in the year 2000 on Form S-3 (each as amended by Form S-3/A), filed by the Company with the Securities and Exchange Commission subsequent to the filing of the Annual Report (together, the “SEC Reports”).

        2.         Subscription and Payment. The Investors hereby collectively subscribe for 600,000 shares of the Common Stock of the Company (the “Shares”) with each Investor to receive a number of shares as listed in the attached Exhibit A hereto. The subscription price is $2.50 for each Share being acquired, or a total of $1,500,000, payable in cash with this Subscription Agreement.

        3.         Agreement to be Bound by Securities Laws.

                   (a)        Each Investor understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws, and the transferability of the Shares is therefore subject to restrictions imposed by those laws, and the certificates representing the Shares shall bear a restrictive legend restricting the resale of the Shares;

                   (b)        Each Investor agrees that it will not sell or otherwise transfer the Shares unless they are registered under the Securities Act and state securities laws of the applicable jurisdiction or unless an exemption from registration is available.

        4.         Representations. Each Investor represents and warrants that:

                   (a)         Each Investor is acquiring the Shares for its own account for investment and not for the account of another nor with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, the state securities laws of the applicable jurisdiction, or the rules and regulations promulgated thereunder;

                   (b)         Each Investor is able financially to bear the risk of losing its entire investment, has adequate means of providing for its current needs and possible personal contingencies, and has no need for liquidity of this investment;

                   (c)         Each Investor has or is relying on a qualified purchaser representative who has sufficient knowledge and expertise in business, tax and financial matters to be able to evaluate the risks and merits inherent in investments of this type;

                   (d)         Each Investor and/or its professional adviser or purchaser representative has carefully read and understood the SEC Reports and this Subscription Agreement, has received information with respect to all matters it considers material to its investment decision, has had the opportunity to ask questions of the officers of the Company on any matter material to its investment decision, and all such questions have been answered to its satisfaction;

                   (e)         Each Investor acknowledges that no representations have been made to it orally or in writing regarding the Company except by means of the SEC Reports or by means of responses by the officers of the Company to questions asked pursuant to paragraph 4(d) above, and by executing this Subscription Agreement, each Investor acknowledges that it is not relying upon any representations or information other than representations or information contained in the SEC Reports or furnished in response to questions under paragraph 4(d), and the results of its own investigation or that of its financial adviser or purchaser representative; and

                   (f)         Each Investor understands that any projections or forward-looking statements in the SEC Reports are estimates only, that there can be no assurance of their accuracy, and that such projections and forward-looking statements depict what would happen only upon the occurrence of certain events, based on certain assumptions which may not prove to be correct.

        Each Investor understands that the Company will rely upon these representations and warranties and those contained in paragraph 5 in determining its exemption from registration of the offering and sale of the Shares to the Investors under the Securities Act and applicable state securities laws.

        5.         Additional Representations. Each Investor represents and warrants, for the purpose of compliance with federal and state securities laws, as follows:

                   (a)         Each Investor's residence is as listed in the attached Exhibit B hereunder; all offers of the Shares were made to each Investor at that address listed in the attached Exhibit B or elsewhere within that state; no offer or solicitation was made to any Investor in any state other than the state as listed in the attached Exhibit B; and each Investor accepted the offer to purchase Shares in the Company by executing this Subscription Agreement within that state; and prior to such acceptance, each Investor did not accept the offer in any other state, orally, in writing, or otherwise;

                   (b)         If the Investor has an individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his or her spouse, as of the date hereof in excess of $1,000,000 exclusive of home, furnishings, and automobiles, or his or her individual annual gross income for each of the most recent two calendar years was in excess of $200,000 (or joint annual gross income in excess of $300,000), and each Investor anticipates that it will be in excess of that amount for the current calendar year; and

                   (c)         Each Investor has an overall commitment to investments which are not readily marketable which is not disproportionate to each Investor's net worth and which, with the investment in the Shares, will not cause such overall commitment to become excessive.

        6.         Indemnity. Each Investor agrees to indemnify and hold harmless the Company, its directors and officers and its affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of any Investor to fulfill any of the terms, conditions or agreements of this Subscription Agreement, or by reason of any breach of the representations and warranties by the Investors herein or in any document provided by any Investor to the Company.

        7.         Miscellaneous.

                   (a)         It is understood that all documents, records and books pertaining to this investment have been made available for inspection by each Investor's attorney and/or each Investor's accountant and/or each Investor's purchaser representative and each Investor, and that the books and records of the Company will be available for inspection by the Investors upon reasonable notice during reasonable business hours at its principal place of business and the Investors will have the opportunity to ask questions and get answers regarding the business of the Company.

                   (b)         This Agreement may not be modified or amended except in writing signed by all the Investors and the Company.

                   (c)         This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts.

EXHIBIT A

SHARE OWNERSHIP INFORMATION

               Investor                         Total Shares Purchased                     Purchase Price
---------------------------------------- -------------------------------------- --------------------------------------
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Richard P. Kiphart                                      430,000                              $1,075,000
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David Valentine                                          40,000                                  100,000
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Andrew Gluck                                             40,000                                  100,000
---------------------------------------- -------------------------------------- --------------------------------------
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Rebecca Kiphart                                          40,000                                  100,000
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Arthur Hill                                              50,000                                  125,000
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EXHIBIT B

REGISTRATION INFORMATION
            The following information is required for each Investor.

                             Richard P. Kiphart

                                            C/o William Blair & Company
608 Elm Street                              222 W. Adams St
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Home Address                                Address for Sending Notices (if different)

Winnetka, IL 60093                          Chicago, IL 60606
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City, State and Zip Code                    City, State and Zip Code

847-441-5942                                312-364-8420
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Telephone No. (including area code)         Telephone No. (including area code)

###-##-####
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Social Security No. or Tax ID No.

                                David Valentine

                                            C/o UBS Warburg LLC
969 Park Avenue #11B                        677 Washington, Blvd
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Home Address                                Address for Sending Notices (if different)

New York, NY 10028                          Stanford, CT 06902
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City, State and Zip Code                    City, State and Zip Code

212-369-1799                                203-719-7152
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Telephone No. (including area code)         Telephone No. (including area code)

###-##-####
---------------------------------
Social Security No. or Tax ID No.

                                Andrew Gluck

847 W. Monroe #4A
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Home Address                                Address for Sending Notices (if different)

Chicago, IL 60607
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City, State and Zip Code                    City, State and Zip Code

312-421-0920
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Telephone No. (including area code)         Telephone No. (including area code)

###-##-####
---------------------------------
Social Security No. or Tax ID No.

                             Rebecca Kiphart

608 Elm Street
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Home Address                                Address for Sending Notices (if different)

Winnetka, IL 60093
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City, State and Zip Code                    City, State and Zip Code

847-441-5942
---------------------------------           ---------------------------------
Telephone No. (including area code)         Telephone No. (including area code)

###-##-####
---------------------------------
Social Security No. or Tax ID No.

                                 Arthur Hill

                                            C/o Arthur Hill & Co
687 Lincoln Ave                             900 Clark St
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Home Address                                Address for Sending Notices (if different)

Winnetka, IL 60093Evanston, IL 60201
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City, State and Zip Code                    City, State and Zip Code

847-446-3411                                847-570-4800
---------------------------------           ---------------------------------
Telephone No. (including area code)         Telephone No. (including area code)

###-##-####
---------------------------------
Social Security No. or Tax ID No.

---------------------------------           ---------------------------------
Mailing Address                             Address for Sending Notices (if different)

---------------------------------           ---------------------------------
City, State and Zip Code                    City, State and Zip Code

---------------------------------           ---------------------------------
Telephone  No. (including area code)        Telephone No. (including area code)

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Social Security No. or Tax ID No. of Trustee Contact Person of Trustee

         IN WITNESS WHEREOF, the undersigned Investors have hereunto executed this Agreement on the day and year first above written.

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                                                              Print Name

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                                                              Signature

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                                                              Print Name

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                                                              Signature of Investor

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                                                              Print Name

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                                                              Signature

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                                                              Print Name

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                                                              Trustee

         The foregoing Subscription Agreement is accepted and agreed to by the Company as of the date set forth below.

BOSTON BIOMEDICA, INC.

By:      ________________________________________
         Richard T. Schumacher, Chief Executive Officer

Date of Acceptance:        ______________________